FEDERATED MANAGED ALLOCATION PORTFOLIOS
Federated Managed Income Portfolio

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Institutional Shares
Select Shares

Supplement  to Combined  Statement of Additional  Information  dated January 31,
2003

     A Special Meeting of Shareholders of Federated Managed Income Portfolio ("Managed Income Portfolio"), a portfolio of Federated Managed Allocation Portfolios, was held on December 5, 2003. At the meeting, shareholders approved an Agreement and Plan of Reorganization, effective December 12, 2003 (the "Reorganization"), pursuant to which Federated Total Return Bond Fund ("Total Return Bond Fund") will acquire all of the assets of Managed Income Portfolio in exchange for Institutional Service Shares and Class C Shares of Total Return Bond Fund, in complete liquidation and termination of the Managed Income Portfolio. The effective date of the Reorganization will be December 12, 2003 ("Effective Date").

     As of the Effective Date, please delete all references to Managed Income Portfolio in the Combined Statement of Additional Information dated January 31, 2003.


                                                                December 9, 2003












Cusip 314212804
Cusip 314212705
29785 (12/03)